UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 1, 2007

                            BASELINE OIL & GAS CORP.
                (Name of registrant as specified in its charter)

        Nevada                        1311                       30-0226902
(State or Jurisdiction          (primary standard               (IRS Employer
   of Incorporation         industrial classification        Identification No.)
   or Organization)               code number)

                       11811 N. Freeway (I-45), Suite 200
                              Houston, Texas 77060
                  (Address and telephone number of registrant's
               principal executive offices and place of business)

                  Registrant's telephone number: (281) 445-5880


                  ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On July 18, 2007, Baseline Oil & Gas Corp. (the "Company") announced its participation in the drilling of seven wells, as well as an operational update for the first half of 2007, at its New Albany Shale property in Indiana and its north Texas producing property acquired on April 12, 2007. The Company holds a non-operated average working interest of approximately 18.7% in 171,000 gross acres in southern Indiana and operates and owns a 100% working interest in the north Texas Eliasville Field, located in Stephens County.

      A copy of the Company's press release dated July 18, 2007 is attached hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

   Exhibit         Name of Document
   -------         ----------------

   Exhibit 99.1 Form of press release, dated July 18, 2007, providing operational update.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2007                          BASELINE OIL & GAS CORP.


                                              By: /s/ Thomas Kaetzer
                                                  ------------------------------
                                                  Name: Thomas Kaetzer
                                                  Title: Chief Executive Officer


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

                                  Exhibit Index

Exhibit         Name of Document
-------         ----------------

Exhibit 99.1 Form of press release, dated July 18, 2007, providing operational update.